UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2004

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street, Suite 900, Denver, Colorado, 80203

(Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, Including Area Code:   303-383-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

November 1, 2004, Affordable Residential Communities Inc. ("ARC") issued a press release announcing that George McGeeney had resigned as President and Chief Operating Officer of ARC and that the Board of Directors of ARC had appointed Scott Jackson, currently Chairman and Chief Executive Officer of ARC, to the additional role of Co-Chief Operating Officer of ARC.  The press release also stated that John Sprengle, currently Vice Chairman and Chief Financial Officer of ARC, has been named President and Co-Chief Operating Officer of ARC, and that Lawrence Kreider has been named Chief Financial Officer of ARC.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Information regarding the employment and severance agreements of Messers. Jackson, Sprengle and Kreider is set forth under the caption “Employment Contracts, Termination of Employment and Change in Control Arrangements” beginning on page 16 of the Definitive Proxy Statement filed by ARC on April 29, 2004 (the "Proxy Statement").  Information regarding Messers. Jackson, Sprengle and Kreider which is required to be disclosed under Items 401 and 404 of Regulation S-K is set forth under the captions "Executive Officers" beginning on page 14 of the Proxy Statement, and "Certain Relationships and Related Transactions" beginning on page 27 of the Proxy Statement, respectively.  The information under such captions in the Proxy Statement is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release issued by ARC on November 1, 2004.

Exhibit 99.2

Information under the captions "Employment Contracts, Termination of Employment and Change in Control Arrangements," Executive Officers" and "Certain Relationships and Related Transactions" in the Proxy Statement (incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 1, 2004

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

		By:	/s/ John G. Sprengle
John G. Sprengle
Vice Chairman, President
and Co-Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by ARC on November 1, 2004.

Exhibit 99.2

Information under the captions "Employment Contracts, Termination of Employment and Change in Control Arrangements," Executive Officers" and "Certain Relationships and Related Transactions" in the Proxy Statement (incorporated herein by reference).